                         PROFFITT'S CREDIT CORPORATION

                                  TRANSFEROR


                               PROFFITT'S, INC.

                                   SERVICER


                                      AND


                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                    TRUSTEE

                      ON BEHALF OF THE CERTIFICATEHOLDERS
                                    OF THE
                      PROFFITT'S CREDIT CARD MASTER TRUST



                        ______________________________

                                AMENDMENT NO. 1
                                    TO THE
                    MASTER POOLING AND SERVICING AGREEMENT


                         DATED AS OF FEBRUARY 2, 1998
                        ______________________________

                                 Exhibit 99.2

         Amendment No. 1 to the Master Pooling and Servicing Agreement dated as of February 2, 1998 by and among Proffitt's Credit Corporation, as Transferor, Proffitt's, Inc., as Servicer and Norwest Bank Minnesota, National Association, as Trustee

     THIS AMENDMENT NO. 1 ("Amendment") to the Master Pooling and Servicing Agreement, dated as of August 21, 1997 (the "Master Pooling and Servicing Agreement"), dated as of February 2, 1998, is by and among PROFFITT'S CREDIT CORPORATION, a Nevada corporation, (the "Transferor"), PROFFITT'S, INC., a Tennessee corporation, (the "Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement

     In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other party and, to the extent provided herein or in any Supplement, for the benefit of the Certificateholders and any Enhancement Provider:


                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the parties hereto are authorized by Section 13.1(a) of the Master Pooling and Servicing Agreement to add to, change or eliminate any of the provisions of the Pooling and Servicing Agreement, from time to time; and

     NOW, THEREFORE, in consideration of the mutual promises contained herein, in the Master Pooling and Servicing Agreement and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  AMENDMENTS TO THE MASTER POOLING AND SERVICING AGREEMENT
                 --------------------------------------------------------

     1.1 The definition of "Additional Account Cut-Off Date" in Section 1.1 of the Master Pooling and Servicing Agreement is amended in its entirety to read as follows :

     "Additional Account Cut-Off Date" shall mean with respect to any
      -------------------------------
Additional Account the last day of the monthly period preceding the Additional Account Closing Date; provided, however, in the case of the acquisition of Additional Accounts whether by merger, consolidation or other acquisition of a business or part of a business, shall be such day as the Servicer may designate prior to the effective time of such merger, consolidation or other acquisition.

     1.2 The definition of "Eligible Originator" in Section 1.1 of the Master Pooling and Servicing Agreement is amended in its entirety to read as follows:

     "Eligible Originator" shall mean (i) each of the Sellers and their
      -------------------
respective successors and assigns, (ii) the Bank, (iii) any of the Sellers' Affiliates or (iv) any other originator or acquirer of Receivables that is a party to a Receivables Purchase Agreement, provided that, with respect to clauses (iii) and (iv), the Transferor shall have met the Rating Agency Condition and shall have delivered such notice(s) of compliance with such Rating Agency Condition to the Trustee and the Servicer."

     1.3 The definition of "Sellers" in Section 1.1 of the Master Pooling and Servicing Agreement is amended in its entirety to read as follows:

     "Sellers" shall mean G.R. Herberger's, Inc., McRae's, Inc., Parisian,
      -------
Inc., Proffitt's, Inc. and the Bank and their successors and assigns, and, subject only to the Rating Agency Condition, such other Affiliates of the Company as the Transferor may designate from time to time."

     1.4  Subservicer
           -----------

            (a) The definition of "Subservicer" in Section 1.1 of the Master Pooling and Servicing Agreement is amended in its entirety to read as follows:

            "Subservicers" shall mean initially McRae's, Inc. and Carson Pirie
             ------------
Scott & Co. and any Person thereafter appointed by the Servicer as a subservicer of the Receivables."

            (b) Each reference in Sections 3.1(b), 3.2 and 8.7 of the Master Pooling and Servicing Agreement to the "Subservicer" shall be amended to read "Subservicers."

            (c) The reference to McRae's, Inc. as the initial Subservicer in
Section 3.1(b) of the Master Pooling and Servicing Agreement shall be amended to read as follows:

            "The Servicer has designated its Affiliates, McRae's, Inc., and Carson Pirie Scott & Co. as the initial Subservicers."

            (d) The reference to McRae's, Inc. as Subservicer in Section 8.7 of the Master Pooling and Servicing Agreement shall be amended to read as
"....McRae's, Inc. or Carson Pirie Scott & Co...."

     SECTION 2.  AMENDMENT TO SERVICER PROVISIONS
                 --------------------------------

     Article VIII - Other Matters Relating to the Servicer is hereby amended by adding a new Section 8.9 which will read in its entirety as follows:

     Section 8.9  Illinois Personal Property Tax.  Proffitt's, Inc. shall
                  -------------------------------
     indemnify and hold harmless the Certificateholders, the Certificate Owners, and the Trustee, including the Trustee's officers, directors, agents and employees, from and against any loss, liability, expense, damage or injury (net of any benefit realized), that are suffered or sustained by the Trust, the Trustee or any Certificate Owner or Certificateholder as a result of and to the extent that the State of Illinois (or its taxing authority) determines that the Trust is a partnership and that the Illinois

     Personal Property Replacement Income Tax (the "Replacement Tax") is applicable to the Trust and, as a consequence, any Replacement Tax (including any interest or penalties with respect thereto or arising from a failure to comply therewith) are required to be paid by the Trust, the Certificate Owners or the Certificateholders as a result of such determination. The foregoing indemnity shall terminate upon delivery to the Trustee of the following: (i) evidence of any repeal or modification of the Replacement Tax by the State of Illinois (or its taxing authority) which would make it no longer potentially applicable to the Trust, the Trustee or any Certificate Owner or Certificateholder (in their capacities as such hereunder); (ii) any determination, interpretation, ruling or regulation in writing from the State of Illinois or its taxing authority to the effect that the Replacement Tax would not be applicable to entities similarly situated to the Trust, generally (accompanied by an opinion of counsel specified in clause (iv) below), or to the Trust, specifically; (iii) any private or public ruling received by the Trust, or any interpretive or other release in writing by the Internal Revenue Service that any entity similarly situated to the Trust generally (accompanied by an opinion of counsel specified in clause (iv) below), or to the Trust specifically, would not be taxed as a partnership for federal income tax purposes; or
     (iv) written opinion of any nationally recognized law firm admitted to practice in the State of Illinois to the effect that the Replacement Tax would not apply to the Trust, the Trustee or any Certificate Owner or Certificateholder (in their capacities as such hereunder), or, if the State of Illinois at such date continues to follow the federal income tax and Treasury determinations as to whether an entity is taxable as a partnership or if and to the extent the State of Illinois is bound by any FASIT election made by the Trust, from any other law firm nationally recognized with respect to federal income tax matters to the effect that the Trust and the mere ownership of Certificates issued thereunder would not cause the Trust, Trustee, the Certificate Owners and the Certificateholders to be taxed as a partnership for federal income tax purposes.

     SECTION 3.  REPRESENTATIONS AND WARRANTIES
                 ------------------------------

     Each of the Transferor and the Servicer represents and warrants that:

     (a) Its execution, delivery and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and do not require any consent or approval which has not been obtained.

     (b) This Amendment and the Master Pooling and Servicing Agreement as amended hereby are legal, valid and binding obligations of it, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles.

     SECTION 4.  CONDITIONS PRECEDENT
                 --------------------

     This Amendment shall become effective as of its date, provided that all of the following conditions are met:

     (a) The Servicer shall have furnished the Trustee with an Officer's Certificate to the effect that the Amendment will not materially and adversely affect the interests of any Certificateholders;

     (b) The Amendment will not cause the Trust to be characterized as a corporation for Federal income tax purposes or otherwise have a material adverse effect on the Federal income taxation of any Series;

     (c) The Servicer shall have given each Rating Agency ten (10) Business Days' prior written notice of the Amendment and shall have received written confirmation from each Rating Agency rating the affected Series that the Rating Agency Condition will be met, where appropriate;

     (d) The Trustee shall receive and shall be permitted to rely upon an Opinion of Counsel to the effect that the conditions and requirements of Section 13.1(a) of the Master Pooling and Servicing Agreement have been satisfied; and

     (e) The Transferor shall deliver prior written notice of the Amendment to each Rating Agency.

     SECTION 5.  MISCELLANEOUS
                 -------------

     (a) Applicability of the Master Pooling and Servicing Agreement
         -----------------------------------------------------------

     In all respects not inconsistent with the terms and provisions of this Amendment, the provisions of the Master Pooling and Servicing Agreement are hereby ratified, approved and confirmed.

     (b)  Headings
          --------

     The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

     (c)  Counterparts
          ------------

     This Amendment may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one and the same instrument.

     (d)  Governing Law
          -------------

     THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                              PROFFITT'S CREDIT CORPORATION,
                              as Transferor


                              By: /s/ James S. Scully
                                  -------------------
                                  Name:  James S. Scully
                                  Title:  Vice President and Treasurer


                              PROFFITT'S, INC.,
                              as Servicer


                              By: /s/ James S. Scully
                                  -------------------
                                  Name:  James S. Scully
                                  Title:  Vice President and Treasurer


                              NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee


                              By: /s/ Marianna C. Stershic
                                  -------------------------
                                  Name:  Marianna C. Stershic
                                  Title: Assistant Vice President


                                      -5-